EXHIBIT 24.1

West Bancorporation, Inc.

DIRECTOR'S POWER OF ATTORNEY
(Shelf Registration Statement on Form S-3)

The undersigned director of West Bancorporation, Inc. (the “Corporation”) designates each of David D. Nelson and Douglas R. Gulling, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in such director's name and on such director's behalf the Corporation's Shelf Registration Statement on Form S-3 (the “Form S-3”) and any related amendments (including post-effective amendments) and/or supplements to the Form S-3, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed with the Securities and Exchange Commission (the “SEC”) in connection with the registration under the Securities Act of 1933, as amended, of the Company's common stock, preferred stock, and depositary shares; and (ii) generally doing all things in such director's name and on such director's behalf in his capacity as a director to enable the Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the SEC.

Dated this 11th day of March, 2011.

By:	/s/ Frank W. Berlin
Frank. W. Berlin

West Bancorporation, Inc.

DIRECTOR'S POWER OF ATTORNEY
(Shelf Registration Statement on Form S-3)

The undersigned director of West Bancorporation, Inc. (the “Corporation”) designates each of David D. Nelson and Douglas R. Gulling, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in such director's name and on such director's behalf the Corporation's Shelf Registration Statement on Form S-3 (the “Form S-3”) and any related amendments (including post-effective amendments) and/or supplements to the Form S-3, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed with the Securities and Exchange Commission (the “SEC”) in connection with the registration under the Securities Act of 1933, as amended, of the Company's common stock, preferred stock, and depositary shares; and (ii) generally doing all things in such director's name and on such director's behalf in his capacity as a director to enable the Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the SEC.

Dated this 11th day of March, 2011.

By:	/s/ Thomas A. Carlstrom
Thomas A. Carlstrom

West Bancorporation, Inc.

DIRECTOR'S POWER OF ATTORNEY
(Shelf Registration Statement on Form S-3)

The undersigned director of West Bancorporation, Inc. (the “Corporation”) designates each of David D. Nelson and Douglas R. Gulling, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in such director's name and on such director's behalf the Corporation's Shelf Registration Statement on Form S-3 (the “Form S-3”) and any related amendments (including post-effective amendments) and/or supplements to the Form S-3, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed with the Securities and Exchange Commission (the “SEC”) in connection with the registration under the Securities Act of 1933, as amended, of the Company's common stock, preferred stock, and depositary shares; and (ii) generally doing all things in such director's name and on such director's behalf in his capacity as a director to enable the Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the SEC.

Dated this 11th day of March, 2011.

By:	/s/ Joyce A. Chapman
Joyce A. Chapman

West Bancorporation, Inc.

DIRECTOR'S POWER OF ATTORNEY
(Shelf Registration Statement on Form S-3)

The undersigned director of West Bancorporation, Inc. (the “Corporation”) designates each of David D. Nelson and Douglas R. Gulling, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in such director's name and on such director's behalf the Corporation's Shelf Registration Statement on Form S-3 (the “Form S-3”) and any related amendments (including post-effective amendments) and/or supplements to the Form S-3, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed with the Securities and Exchange Commission (the “SEC”) in connection with the registration under the Securities Act of 1933, as amended, of the Company's common stock, preferred stock, and depositary shares; and (ii) generally doing all things in such director's name and on such director's behalf in his capacity as a director to enable the Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the SEC.
.

Dated this 11th day of March, 2011.

By:	/s/ Orville E. Crowley
Orville E. Crowley

West Bancorporation, Inc.

DIRECTOR'S POWER OF ATTORNEY
(Shelf Registration Statement on Form S-3)

The undersigned director of West Bancorporation, Inc. (the “Corporation”) designates each of David D. Nelson and Douglas R. Gulling, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in such director's name and on such director's behalf the Corporation's Shelf Registration Statement on Form S-3 (the “Form S-3”) and any related amendments (including post-effective amendments) and/or supplements to the Form S-3, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed with the Securities and Exchange Commission (the “SEC”) in connection with the registration under the Securities Act of 1933, as amended, of the Company's common stock, preferred stock, and depositary shares; and (ii) generally doing all things in such director's name and on such director's behalf in his capacity as a director to enable the Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the SEC.

Dated this 11th day of March, 2011.

By:	/s/ Kaye R. Lozier
Kaye R. Lozier

West Bancorporation, Inc.

DIRECTOR'S POWER OF ATTORNEY
(Shelf Registration Statement on Form S-3)

The undersigned director of West Bancorporation, Inc. (the “Corporation”) designates each of David D. Nelson and Douglas R. Gulling, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in such director's name and on such director's behalf the Corporation's Shelf Registration Statement on Form S-3 (the “Form S-3”) and any related amendments (including post-effective amendments) and/or supplements to the Form S-3, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed with the Securities and Exchange Commission (the “SEC”) in connection with the registration under the Securities Act of 1933, as amended, of the Company's common stock, preferred stock, and depositary shares; and (ii) generally doing all things in such director's name and on such director's behalf in his capacity as a director to enable the Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the SEC.

Dated this 11th day of March, 2011.

By:	/s/ David R. Milligan
David R. Milligan

West Bancorporation, Inc.

DIRECTOR'S POWER OF ATTORNEY
(Shelf Registration Statement on Form S-3)

The undersigned director of West Bancorporation, Inc. (the “Corporation”) designates each of David D. Nelson and Douglas R. Gulling, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in such director's name and on such director's behalf the Corporation's Shelf Registration Statement on Form S-3 (the “Form S-3”) and any related amendments (including post-effective amendments) and/or supplements to the Form S-3, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed with the Securities and Exchange Commission (the “SEC”) in connection with the registration under the Securities Act of 1933, as amended, of the Company's common stock, preferred stock, and depositary shares; and (ii) generally doing all things in such director's name and on such director's behalf in his capacity as a director to enable the Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the SEC.

Dated this 11th day of March, 2011.

By:	/s/ George D. Milligan
George D. Milligan

West Bancorporation, Inc.

DIRECTOR'S POWER OF ATTORNEY
(Shelf Registration Statement on Form S-3)

The undersigned director of West Bancorporation, Inc. (the “Corporation”) designates each of David D. Nelson and Douglas R. Gulling, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in such director's name and on such director's behalf the Corporation's Shelf Registration Statement on Form S-3 (the “Form S-3”) and any related amendments (including post-effective amendments) and/or supplements to the Form S-3, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed with the Securities and Exchange Commission (the “SEC”) in connection with the registration under the Securities Act of 1933, as amended, of the Company's common stock, preferred stock, and depositary shares; and (ii) generally doing all things in such director's name and on such director's behalf in his capacity as a director to enable the Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the SEC.

Dated this 11th day of March, 2011.

By:	/s/ James W. Noyce
James W. Noyce

West Bancorporation, Inc.

DIRECTOR'S POWER OF ATTORNEY
(Shelf Registration Statement on Form S-3)

The undersigned director of West Bancorporation, Inc. (the “Corporation”) designates each of David D. Nelson and Douglas R. Gulling, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in such director's name and on such director's behalf the Corporation's Shelf Registration Statement on Form S-3 (the “Form S-3”) and any related amendments (including post-effective amendments) and/or supplements to the Form S-3, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed with the Securities and Exchange Commission (the “SEC”) in connection with the registration under the Securities Act of 1933, as amended, of the Company's common stock, preferred stock, and depositary shares; and (ii) generally doing all things in such director's name and on such director's behalf in his capacity as a director to enable the Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the SEC.

Dated this 11th day of March, 2011.

By:	/s/ Robert G. Pulver
Robert G. Pulver

West Bancorporation, Inc.

DIRECTOR'S POWER OF ATTORNEY
(Shelf Registration Statement on Form S-3)

The undersigned director of West Bancorporation, Inc. (the “Corporation”) designates each of David D. Nelson and Douglas R. Gulling, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in such director's name and on such director's behalf the Corporation's Shelf Registration Statement on Form S-3 (the “Form S-3”) and any related amendments (including post-effective amendments) and/or supplements to the Form S-3, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed with the Securities and Exchange Commission (the “SEC”) in connection with the registration under the Securities Act of 1933, as amended, of the Company's common stock, preferred stock, and depositary shares; and (ii) generally doing all things in such director's name and on such director's behalf in his capacity as a director to enable the Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the SEC.

Dated this 11th day of March, 2011.

By:	/s/ Jack G. Wahlig
Jack G. Wahlig

West Bancorporation, Inc.

DIRECTOR'S POWER OF ATTORNEY
(Shelf Registration Statement on Form S-3)

The undersigned director of West Bancorporation, Inc. (the “Corporation”) designates each of David D. Nelson and Douglas R. Gulling, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in such director's name and on such director's behalf the Corporation's Shelf Registration Statement on Form S-3 (the “Form S-3”) and any related amendments (including post-effective amendments) and/or supplements to the Form S-3, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed with the Securities and Exchange Commission (the “SEC”) in connection with the registration under the Securities Act of 1933, as amended, of the Company's common stock, preferred stock, and depositary shares; and (ii) generally doing all things in such director's name and on such director's behalf in his capacity as a director to enable the Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the SEC.

Dated this 11th day of March, 2011.

By:	/s/ Connie Wimer
Connie Wimer

West Bancorporation, Inc.

DIRECTOR'S POWER OF ATTORNEY
(Shelf Registration Statement on Form S-3)

The undersigned director of West Bancorporation, Inc. (the “Corporation”) designates each of David D. Nelson and Douglas R. Gulling, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in such director's name and on such director's behalf the Corporation's Shelf Registration Statement on Form S-3 (the “Form S-3”) and any related amendments (including post-effective amendments) and/or supplements to the Form S-3, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed with the Securities and Exchange Commission (the “SEC”) in connection with the registration under the Securities Act of 1933, as amended, of the Company's common stock, preferred stock, and depositary shares; and (ii) generally doing all things in such director's name and on such director's behalf in his capacity as a director to enable the Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the SEC.

Dated this 11th day of March, 2011.

By:	/s/ Brad L. Winterbottom
Brad L. Winterbottom